Exhibit 10.3

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 21, 2020 (this “Amendment”), to the Credit Agreement, dated as of December 19, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Borrower”), (ii) the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

SECTION 1.          Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.          Amendments to the Credit Agreement.

(a)                The definition of “Bail-In Action” is hereby deleted in its entirety and the following shall be substituting therefor:

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(b)                The definition of “Bail-In Legislation” is hereby deleted in its entirety and the following shall be substituting therefor:

“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(c)                The definition of “Consolidated EBITDA” is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, for each of the fiscal quarters ending June 30, 2020, September 30, 2020 and December 31, 2020, the Consolidated EBITDA shall be $670,600,000.”

(d)                The definition of “Material Adverse Effect” is hereby deleted in its entirety and the following shall be substituting therefor:

“Material Adverse Effect”: a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder, provided, that notwithstanding anything to the contrary set forth herein, solely for purposes of determinations that are made during the period from the Closing Date through and including December 31, 2020 of whether a Material Adverse Effect exists, the direct and indirect impacts of the COVID-19 Pandemic on the business, property, liabilities (actual and contingent), operations, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole that were disclosed to the Lenders on or prior to the Closing Date shall not be deemed to constitute a Material Adverse Effect.

(e)                The definition of “Maximum Leverage Ratio” is hereby deleted in its entirety and the following shall be substituting therefor:

“Maximum Leverage Ratio”: (i) for the fiscal quarters ending June 30, 2020, September 30, 2020 and December 31, 2020, the Maximum Leverage Ratio shall be 4.75 to 1.00, (ii) for the fiscal quarter ending March 31, 2021, the Maximum Leverage Ratio shall be 4.50 to 1.00, (iii) for the fiscal quarter ending June 30, 2021, the Maximum Leverage Ratio shall be 4.25 to 1.00, (iv) for the fiscal quarter ending September 30, 2021, the Maximum Leverage Ratio shall be 4.00 to 1.00 and (v) for the fiscal quarter ending December 31, 2021 and each fiscal quarter thereafter, the Maximum Leverage Ratio shall be 3.75 to 1.00; provided that, solely with respect to fiscal quarters ending on or after March 31, 2022, (a) for the two consecutive fiscal quarters ended immediately following the consummation of any Qualified Acquisition (including the fiscal quarter in which such Qualified Acquisition occurs), the Maximum Leverage Ratio shall be 4.75 to 1.00, (b) for the fiscal quarter ended immediately after such two fiscal quarters referred to in clause (a), the Maximum Leverage Ratio shall be 4.50 to 1.00, (c) for the fiscal quarter ended immediately after the fiscal quarter referred to in clause (b), the Maximum Leverage Ratio shall be 4.25 to 1.00 and (d) for the fiscal quarter ended immediately after the fiscal quarter referred to in clause (c), the Maximum Leverage Ratio shall be 4.00 to 1.00 (and, for the avoidance of doubt, for each fiscal quarter ended after the fiscal quarter referred to in clause (d), the Maximum Leverage Ratio shall be 3.75 to 1.00).

(f)                 The definition of “Qualified Acquisition” is hereby deleted in its entirety and the following shall be substituting therefor:

“Qualified Acquisition”: any transaction permitted under this Agreement and consummated on or after the Closing Date, (a) by which the Borrower or any of its

Subsidiaries (i) acquires any going concern or business or all or substantially all of the assets of any firm, corporation or limited liability company, or division or business unit thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires at least a majority (in number of votes) of the Capital Stock of a Person if the aggregate amount of Indebtedness incurred by the Borrower and its Subsidiaries to finance the purchase price and other consideration for such transaction, plus the amount of Indebtedness assumed by the Borrower and its Subsidiaries in connection with such transaction, is at least $1,000,000,000 and (b) for which the Borrower notifies the Administrative Agent in writing prior to or promptly upon consummation of such transaction that such transaction shall be a “Qualified Acquisition” for purposes of this Agreement.

(g)                The definition of “Write-Down and Conversion Powers” is hereby deleted in its entirety and the following shall be substituting therefor:

“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(h)                The following new definition is hereby added to subsection 1.1 of the Credit Agreement in the alphabetical order:

“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“COVID-19 Pandemic”: the novel strain of coronavirus (SARS-Cov-2) (including all additional variations and strains thereof) and its disease commonly known as COVID-19 (“COVID-19”), which was declared to be a global pandemic by the World Health Organization on March 11, 2020.

“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Payment”: any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock or any option, warrant or other right to acquire any such Capital Stock.

“UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(i)                 The last sentence of subsection 3.3 of the credit Agreement is hereby deleted in its entirety and the following shall be substituting therefor:

In no event shall there be more than ten Tranches outstanding at any time, unless the Borrower and the Administrative Agent shall so agree.

(j)                 Section 9 of the Credit Agreement is hereby amended to include the following as a new subsection 9.6:

9.6       Limitation on Restricted Payments. On or before the date on which financials are delivered pursuant to subsection 8.1(a) with respect to the fiscal quarter ending June 30, 2021, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Capital Stock and (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries.

(k)                Section 13.6(g) of the Credit Agreement is hereby deleted in its entirety and the following shall be substituting therefor:

(g)       Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender in accordance with applicable law; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(l)                 Section 13.20 of the Credit Agreement is hereby deleted in its entirety and the following shall be substituting therefor:

13.20       Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-

Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)       the effects of any Bail-In Action on any such liability, including, if applicable:

(i)       a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 3.          Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment and (b) all fees and expenses payable to the Administrative Agent, the other agents and any Lender shall have been paid.

SECTION 4.          Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

(a)                Corporate Power; Authorization; Enforceable Obligations.

(i)                 The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.

(ii)               No consent or authorization of, filing with (other than the Borrower’s public filing of the Amendment on Form 8-K, if applicable), or notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, to which the Borrower is party.

(iii)             This Amendment has been duly executed and delivered on behalf of the Borrower.

(iv)              This Amendment and each Loan Document, as amended by this Amendment, to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, examination, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)                Representations and Warranties. The representations and warranties (except for those made in subsections 6.13 and 6.14 of the Credit Agreement) made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

SECTION 5.          Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

SECTION 6.          No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

SECTION 7.          Governing Law; Counterparts.

(a)                This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The provisions of subsections 13.12 and 13.17 of the Credit Agreement are incorporated herein, mutatis mutandis.

(b)                This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 8.          Miscellaneous.

(a)                Upon and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

(b)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Robert J. Castagna
	Name:	Robert J. Castagna
	Title:	Vice President and Treasurer

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Darin Mullis
	Name:	Darin Mullis
	Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Darren Merten
	Name:	Darren Merten
	Title:	Director

Signature Page to First Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Director

Signature Page to First Amendment to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Pranjal Gambhir
	Name:	Pranjal Gambhir
	Title:	Vice President

Signature Page to First Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu ming.k.chu@db.com
	Title:	Director +1-212-250-5451

By:	/s/ Annie Chung
	Name:	Annie Chung annie.chung@db.com
	Title:	Director +1-212-250-6375

Signature Page to First Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Stephen Lescher
	Name:	Stephen Lescher
	Title:	Vice President

Signature Page to First Amendment to Credit Agreement

BNP Paribas as a Lender

By:	/s/ John T Bosco
	Name:	John T Bosco
	Title:	Managing Director

By:	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

DNB Capital, LLC as a Lender

By:	/s/ Samantha Stone
	Name:	Samantha Stone
	Title:	Vice President

By:	/s/ Mita Zalavadia
	Name:	Mita Zalavadia
	Title:	Assistant Vice President

Signature Page to First Amendment to Credit Agreement

Intesa Sanpaolo S.p.A., New York Branch, as a Lender

By:	/s/ Alessandro Toigo
	Name:	Alessandro Toigo
	Title:	Head of Corporate Desk for ISP NY

By:	/s/ Jennifer Feldman Facciola
	Name:	Jennifer Feldman Facciola
	Title:	Relationship Manager & Vice President

Signature Page to First Amendment to Credit Agreement

MUFG Bank, Ltd., as a Lender

By:	/s/ David Meisner
	Name:	David Meisner
	Title:	Vice President

Signature Page to First Amendment to Credit Agreement

Royal Bank of Canada, as a Lender

By:	/s/ Scott MacVicar
	Name:	Scott MacVicar
	Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Kimberly Metzger
	Name:	Kimberly Metzger
	Title:	Director

Signature Page to First Amendment to Credit Agreement

STANDARD CHARTERED BANK, as a Lender

By:	/s/ James Beck
	Name:	James Beck
	Title:	Associate Director

Signature Page to First Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Arjun Talwalkar
	Name:	Arjun Talwalkar
	Title:	Director

Signature Page to First Amendment to Credit Agreement

The Toronto-Dominion Bank, New York Branch, as a Lender

By:	/s/ Maria Macchiaroli
	Name:	Maria Macchiaroli
	Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

US Bank, National Association, as a Lender

By:	/s/ Michael West
	Name:	Michael West
	Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

ALLIED IRISH BANKS, P.L.C., as a Lender

By:	/s/ Conor Brogan
	Name:	Conor Brogan
	Title:	Senior Manager, AIB Corporate Banking

Signature Page to First Amendment to Credit Agreement